UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
SOLAR POWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
To the Shareholders of Solar Power, Inc.:
     You are cordially invited to attend an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”) to be held at 10:00 a.m. (PDT), on Wednesday, June 22, 2011, at Solar Power, Inc. Corporate Headquarters, 1115 Orlando Avenue, Roseville, California 95661-5247.
     At the meeting, you will be asked (i) to elect seven (7) directors of the Company, (ii) to approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 250,000,000, (iii) to approve an amendment to our Amended and Restated Articles of Incorporation to effect a reverse split, (iv) to approve an amendment to our Amended and Restated Articles of Incorporation to decrease the authorized number of shares of common stock in connection with the reverse split, (v) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and (vi) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.
     The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please vote by proxy via mail, telephone or the Internet as described on the enclosed proxy card. Your proxy may be revoked at any time prior to the time it is voted.

Xiaofeng Peng
Chairman of the Board

______________, 2011
Roseville, California

Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 22, 2011
     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”), a California corporation, will be held at 10:00 a.m. (PDT), on Wednesday, June 22, 2011, at Solar Power, Inc. Corporate Headquarters, Roseville, California 95661-5247, for the following purposes:
1.	To elect seven (7) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 250,000,000;

3.	To approve an amendment to our Amended and Restated Articles of Incorporation to effect a reverse split;

4.	To approve an amendment to our Amended and Restated Articles of Incorporation to decrease the authorized number of shares in connection with the reverse split;

5.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

6.	To transact such other business as may properly come before the meeting.
          This year, we are pleased to be using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2010 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2010 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
          The Board of Directors of the Company has fixed the close of business on April 25, 2011, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Shareholders are invited to attend the meeting in person.
          Please vote by proxy via mail, telephone or Internet as described on the enclosed proxy card whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted via telephone or Internet. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors

Alan M. Lefko
Corporate Secretary
May 6, 2011
Roseville, California

YOUR VOTE IS IMPORTANT.
YOU ARE URGED TO VOTE BY PROXY VIA MAIL, TELEPHONE OR INTERNET WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.
Solar Power, Inc
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
PROXY STATEMENT
FOR
2011 ANNUAL MEETING OF SHAREHOLDERS
          We are furnishing this proxy statement to you in connection with an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”) to be held on Wednesday, June 22, 2011, at 10:00 a.m. (PDT) at Solar Power, Inc. Corporate Headquarters, Roseville, California 95661-5247, and at any postponement or adjournment thereof (the “Annual Meeting”).
          Only shareholders of record on April 25, 2011 are entitled to notice of and to vote at the Annual Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
          The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Annual Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, “FOR” the approval of the amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 250,000,000, “For” the approval of the amendment to our Amended and Restated Articles of Incorporation to effect a reverse split, “For” the approval of the amendment to our Amended and Restated Articles of Incorporation to decrease the authorized number of shares of common stock in connection with the reverse split, “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2011 fiscal year, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, Solar Power, Inc., 1115 Orlando Avenue, Roseville, California, 95661, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
          This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
          Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.
          This Proxy Statement and form of proxy were first mailed on or about May 6, 2011 to shareholders of record as of April 25, 2011.

RECORD DATE AND VOTING RIGHTS
          California law and our bylaws require that a quorum exist for the transaction of business at a stockholder meeting. A quorum for the actions to be taken at the Annual Meeting will consist of a majority of the voting power of the outstanding shares of stock that are entitled to vote at the Annual Meeting. Therefore, at the Annual Meeting, the presence, in person or by proxy, of the holders of shares of Common Stock or Series A Preferred Stock, on an as converted basis, representing at least 87,154,293 votes will be required to establish a quorum. Proxies marked as abstaining, and any proxies returned by brokers as “broker non-votes” on behalf of shares held in “street name” because beneficial owners’ discretion has been withheld as to one or more matters on the agenda for the Annual Meeting, will be treated as present and entitled to vote, and will count towards the establishment of a quorum.
          Except with respect to the election of directors, each share of common stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 4.44552 votes at the Annual Meeting. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes per share, as described in the preceding sentence, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the Annual Meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company’s designated proxy holders (the “Proxy Holders”) have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under “Election of Directors” as possible. The seven nominees receiving the highest number of votes will be elected to the Board of Directors (the “Board”). With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote in accordance with their own discretion.
          Under California law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors, provided a quorum exists. Proposals Nos. 2-4 requires the affirmative vote of a majority of the outstanding shares of common stock and Series A Preferred Stock, on an as converted basis. A majority of quorum is required to approve Proposal No. 5. For the purpose of determining whether the shareholders have approved Proposal Nos. 2-4, abstentions have the same effect as an “AGAINST” vote.
          The record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting is April 25, 2011. As of the record date, LDK Solar Co., Ltd. owns approximately seventy percent (70%) of the issued and outstanding common stock of the Company on an as converted, fully-diluted basis.
INFORMATION ABOUT THE ANNUAL MEETING
Why am I receiving these materials?
          The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting, to be held on Wednesday, June 22, 2011 at 10:00 a.m. Pacific Daylight Time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to shareholders on May 6, 2011. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Annual Meeting will be held in the Company’s principal executive offices located at the address shown above.
What is included in these materials?
          These materials include:
•	this Proxy Statement for the Annual Meeting; and

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC (the “Annual Report”).
          If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.
Who is entitled to vote at the Annual Meeting?
          The record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting is April 25, 2011. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. We are currently authorized to issue up to 100,000,000 shares of common stock, $0.0001 par value and 20,000,000 shares of Series A Preferred Stock, $0.0001 par value. As of April 13, 2011, 95,128,523 shares of common stock were issued and outstanding and 20,000,000 shares of Series A Preferred Stock were outstanding. Each share of common stock shall be entitled to one (1) vote and each share of Series A Preferred Stock shall be entitled to 4.44552 votes on all matters submitted for stockholder approval.
Am I entitled to vote if my shares are held in “street name”?
          Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.
May I attend the annual meeting if I hold my shares in “street name”?
          As the beneficial owner of shares, you are invited to attend the annual meeting. If you are not a record holder, however, you may not vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.
What is the quorum requirement for the Annual Meeting?
          The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:
•	are present and vote in person at the Annual Meeting; or

•	have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.
If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
How are proxies voted?
          All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
What items will be voted on at the Annual Meeting?
Shareholders will vote on four items at the Annual Meeting:

•	To elect seven (7) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

•	To approve an amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock from 100,000,000 to 250,000,000;

•	To approve an amendment to our amended and restated articles of incorporation to effect a reverse split;

•	To approve an amendment to our amended and restated articles of incorporation to decrease the authorized number of shares in connection with the reverse split;

•	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	To transact such other business as may properly come before the meeting.
How does the Board of Directors recommend that I vote on the proposals?
          The Board recommends that you vote “FOR” each proposal in this proxy statement.
How does LDK Solar Co., Ltd., our controlling shareholder, intend to vote?
          LDK Solar Co., Ltd. (“LDK”) owns approximately seventy percent (70%) of the issued and outstanding common stock of the Company on an as converted, fully-diluted basis as of the Record Date. LDK has indicated that it intends to vote in favor of each of the proposals, thereby assuring approval of those proposals.
How does the voting agreement entered into between Stephen Kircher, our Chief Executive Officer, and LDK require Mr. Kircher to vote in connection with Proposal No. 2?
          As a condition to LDK entering into the Securities Purchase Agreement on January 5, 2011, Mr. Kircher, the Company’s Chief Executive Officer, entered into a voting agreement with LDK whereby Mr. Kircher agreed to vote or cause to be voted 6,000,000 shares of common stock that he has the right to so vote in favor of Proposal No. 2.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?
          Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•	view the Company’s proxy materials for the Annual Meeting on the Internet; and

•	instruct the Company to send future proxy materials to you electronically by email.

The Company’s proxy materials are also available on the Company’s website at www.solarpowerinc.net.
Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
How may I obtain a paper copy of the proxy materials?
          Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.
How do I vote if I am a registered stockholder?
          1. You may vote by mail. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the annual meeting in accordance with your instructions.
          2. You may vote by telephone or on the Internet. If you are a registered stockholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card. Stockholders with shares registered directly with Computershare, the Company’s transfer agent, may vote (i) on the Internet at the following web address: http://www.edocumentview.com/Solar-Power or (ii) by telephone by dialing 1-800-652-VOTE (8683) (toll free from the United States and Canada). If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 12:00 a.m. (Pacific Daylight Time) on June 22, 2011.
NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you via the Internet. We strongly encourage you to enroll in Internet delivery. It is a cost-effective way for us to send you proxy materials and annual reports.
          3. You may vote in person at the meeting. If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.
How do I vote if I hold my shares in “street name”?
          If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Solar Power. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.
          These Internet and telephone voting procedures, which comply with California law, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Solar Power is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.
What happens if I do not give specific voting instructions?
Shareholders of Record. If you are a shareholder of record and you:
•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or

•	sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. See the section entitled “Other Matters” below.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The election of directors (Proposal No. 1); the approval of the amendment to our amended and restated articles of incorporation to increase the authorized shares from 100,000,000 to 250,000,000 (Proposal No. 2); the approval of the amendment of our amended and restated articles of incorporation to effect the reverse split (Proposal No. 3), and the approval of the amendment to our amended and restated articles of incorporation to decrease the authorized shares in connection with the reverse split are matters the Company believes will be considered non-routine. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1-4.
The ratification of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal No. 5) is a matter the Company believes will be considered routine. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 5.
How are broker non-votes treated?
Broker non-votes are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the shareholders have approved all matters other than Proposals Nos. 1 and 5, broker non-votes have the same effect as an “AGAINST” vote. The Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.
How are abstentions treated?
Abstentions are counted for purposes of determining whether a quorum is present. Shares not present at the Annual Meeting and abstentions have no effect on the ratification of independent registered public accounting firm (Proposal No. 5). For the purpose of determining whether the shareholders have approved Proposal Nos. 2-4, abstentions have the same effect as an “AGAINST” vote.

Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 1115 Orlando Avenue, Roseville, California 9566-5247 a written notice of revocation prior to the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Report on Form 8-K, which is due within 4 business days after the Annual Meeting.
Who is paying for the cost of this proxy solicitation?
This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
PROPOSAL 1 — ELECTION OF DIRECTORS
General Information
Our Bylaws presently provide that the authorized number of directors may be determined by a resolution of a majority of the total number of directors of the Board (the “Board”) from time to time. On January 10, 2011, the Board set the number of directors at seven (7). At the Annual Meeting, shareholders will be asked to elect the nominees for director listed below.
Nominees for Director
The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven (7) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The directors who are elected shall hold office until the next Annual Meeting of Shareholders or until the earlier of death, resignation or removal, or until their successors are elected and qualified.
The following sets forth the persons nominated by the Board for election and certain information with respect to those individuals:

Nominee	Age
Xiaofeng Peng	36
Steve C. Kircher	57
Jack Lai	57
Francis W. Chen	62
D. Paul Regan	64
Timothy Nyman	60
Ronald Cohan	69

Biographies
Xiaofeng Peng
Mr. Peng has served as Chairman of our Board since January 10, 2011. Mr. Peng was appointed Chairman of the Board pursuant to the terms of the Stock Purchase Agreement entered into between the Company and LDK Solar Co., Ltd. (“LDK”). Mr. Peng founded LDK in July 2005 and is its chairman of the board and chief executive officer. Prior to founding LDK, Mr. Peng founded Suzhou Liouxin in March 1997 and was its chief executive officer until February 2006. Suzhou Liouxin is a leading manufacturer of personal protective equipment in Asia. Mr. Peng graduated from Jiangxi Foreign Trade School in 1993 with a diploma in international business and from Beijing University Guanghua School of Management with an executive MBA degree in 2002.
Mr. Peng’s experience as founder of LDK and his previous experience in founding and managing manufacturing operations qualify him to be a director of the Company.
Steve C. Kircher
Mr. Kircher has served as our director since May 2006. Mr. Kircher previously served as the Chairman of our Board from September 2006 through January 10, 2011. Mr. Kircher has served as our Chief Executive Officer since May 2006 and President since December 29, 2006. Prior to that, Mr. Kircher served as a consultant to International DisplayWorks, Inc. from December 2004 through April 2006. Mr. Kircher also served as the Chairman and Chief Executive Officer of International DisplayWorks, Inc. from July 2001 until December 2004. Mr. Kircher has a Bachelor of Arts degree from the University of California, San Diego. Mr. Kircher was the subject of NASD disciplinary proceedings relating to potential violations of NASD Conduct rules for events occurring in 1999 in connection with Mr. Kircher’s status and duties as a principal of CapBay Financial Services. The NASD complaint alleged improper markups based on CapBay’s contemporaneous cost in connection with the purchase and sale of two stocks, failure of brokers to make required penny stock disclosure in connection with the purchase and sale of one stock, and failure to maintain and enforce supervisory procedures designed to achieve compliance with securities rules and regulations. CapBay Financial Services ceased operations in approximately 2001, and Mr. Kircher also ceased working in the industry to manage operations at International DisplayWorks, Inc., as noted above, at the same time. Mr. Kircher later entered into a letter of acceptance, consent and waiver (“AWC”) with the NASD, pursuant to which Mr. Kircher consented to the imposition of disciplinary sanctions, including his agreement that he would not associate with any NASD member in the future without NASD consent. The letter was accepted by NASD in March 2002, and, along with Mr. Kircher’s payment of an agreed upon fine, constituted the final disposition of this matter.
The Board believes that Mr. Kircher’s broad base of management and oversight skills and extensive background experience with respect to establishing manufacturing operations in China and domestically makes him an excellent candidate to serve as CEO and director of the Company. As our present Chief Executive Officer, Mr. Kircher has an extensive understanding of our structure, history and goals and serves as our chief strategist for our business model. Mr. Kircher is also one of our significant investors. As such, not only does Mr. Kircher bring to our Board a wealth of management and oversight experience and expertise, his personal interests are also inextricably aligned with our future success.
Jack Lai
Mr. Lai has served as our director since January 10, 2011. Mr. Lai was appointed director pursuant to the terms of the Stock Purchase Agreement entered into between the Company and LDK.. Mr. Lai is currently an executive vice president, chief financial officer and secretary of LDK. He joined LDK in August 2006.

Mr. Lai has over 20 years of experience in finance, strategic planning and corporate management. Prior to joining LDK, Mr. Lai served as the chief financial officer and vice president of Silicon Storage Technology, Inc. He was the vice president of finance and administration and the chief financial officer of Aplus Flash Technology, Inc. in San Jose, California from 2000 to 2003. He served as vice president of finance and administration, chief financial officer and general manager of Wirex Corporation, Inc. in Portland, Oregon, from 1998 to 2000. Mr. Lai graduated from Tamkang University with a bachelor’s degree in business administration in 1976, from Chinese Culture University with an MBA degree in 1978 and from San Jose State University with an MBA degree in 1982.
Mr. Lai’s broad experience and expertise serving as Chief Financial Officer of LDK Solar as well as his previous experience in the technology sector qualifies him to serve as a director of the Company.
Francis W. Chen
Mr. Chen has served as our director since November 23, 2009. Mr. Chen is currently vice chairman at WI Harper Group, a venture capital firm with offices in San Francisco, Beijing and Taipei, a position he has held since 2008. Prior to this, Mr. Chen was a co-founder of Pacific Advantage International in 2002. He continues to serve as chairman of Pacific Advantage International. Mr. Chen also serves as a member of the boards for Mail.com Media Corporation, SB2, Stealth Peptides, and LogicEase Solutions. Mr. Chen has twenty years of prior management experience in the healthcare industry with Becton-Dickinson, Baxter International and a number of biotechnology start-ups. Mr. Chen received a Ph.D. in immunology from Harvard University in 1976, and holds a M.S. and a B.S. in chemistry from Tufts University (1970).
Mr. Chen has broad experience and expertise serving on the boards of directors of various Chinese companies. From his positions as a director, Mr. Chen has invaluable knowledge and experience managing operations of public companies, specifically including biotechnology companies. The Board believes that Mr. Chen’s broad experience on various boards is an asset to the Company and complements the experience and knowledge of the other members of the Board.
We believe that the Board of Directors is and should be composed of individuals with significant, specific and applicable experience and knowledge, both specific and general, in a broad array of fields that relate to our operation and management and that, collectively, the members of our Board have the appropriate experience and knowledge for the successful management and oversight of the Company.
D. Paul Regan
D. Paul Regan has served as our director since December 29, 2006. Mr. Regan currently serves as President and Chairman of Hemming Morse, Inc., CPAs, Litigation and Forensic Consultants. This 95 person CPA firm is headquartered in San Francisco. He has been with Hemming Morse since 1975. Mr. Regan’s focus at Hemming Morse is to provide forensic consulting services primarily in civil litigation. He has testified as an accounting expert for the U.S. Securities & Exchange Commission, various State Attorney Generals, other government agencies and various public companies. He has served on the Board of Directors of the California Society of Certified Public Accountants and was the Chair of this 29,000-member organization in 2004 and 2005. He is a current member of the American Institute of Certified Public Accountant’s governing Council. Mr. Regan has been a Certified Public Accountant since 1970. He holds both a BS and MS degrees in accounting.
From his career as a CPA, Mr. Regan has broad financial expertise and experience, which the Board believes makes him a valuable contributor to the Board. Mr. Regans’ financial experience also includes specific experience focused on public companies and public company reporting. As such, Mr. Regan brings extensive forensic accounting experience and critical knowledge regarding SEC reporting to our Board of Directors. Mr. Regan also serves as an expert witness for the SEC with respect to accounting issues in actions brought by the SEC. This experience and knowledge combined with Mr. Regan’s extensive service as a Director with various other entities and in various managerial positions assists our Board in all financial and SEC reporting matters.

Timothy B. Nyman
Mr. Nyman has served as our director since December 29, 2006. Mr. Nyman has served as a consultant to GTECH Corporation since August 2006. Previously, Mr. Nyman was the Senior Vice President of Global Services at GTECH Corporation, the world’s leading operator of online lottery transaction processing systems. Mr. Nyman joined GTECH Corporation in 1981 and formerly served as its Vice President of Client Services. In 1979, Mr. Nyman went to work with the predecessor company of GTECH Corporation, which was the gaming division of Datatrol, Inc. In his twenty-seven years with GTECH and its predecessors, Mr. Nyman has held various positions in operations and marketing. He has directed a full range of corporate marketing activities and participated in the planning and installation of new online lottery systems domestically and internationally. Mr. Nyman received a Bachelor of Science degree in Marketing, Accounting and Finance from Michigan State University.
The Board believes that Mr. Nyman’s extensive experience as Senior Vice President of Global Services and Vice President of Client Services at GTECH Corporation, an international leader in online gaming technology, is a valuable asset to the Board and the Company. From those positions at GTECH Corporation, Mr. Nyman gained a broad understanding of sales and distribution channels in the international arena. Mr. Nyman is a seasoned director as a result of his service on the boards of other public companies, and his experience and knowledge is an asset to our Board of Directors specifically with respect to sales, marketing and global operations matters.
Ronald A. Cohan
Mr. Cohan has served as our director since December 29, 2006. Mr. Cohan has served as consulting counsel to GTECH Corporation since 2002. From 1995, Mr. Cohan has served as a consultant to High Integrity Systems, Inc., a subsidiary of Equifax Inc. Prior to that, Mr. Cohan joined the San Francisco law firm of Pettit & Martin as an Associate in 1968 and was admitted as a Partner in 1972. He opened the Los Angeles office of Pettit & Martin in October of 1972 and was partner in charge until March of 1983. Mr. Cohan left Pettit & Martin in February of 1992 and became principal of his own law firm. Mr. Cohan has specialized in government procurement matters for various institutional clients such as Honeywell, 3M, Mitsui, Centex, Equifax and GTECH. Mr. Cohan received a Bachelor of Arts degree from Occidental College in 1963 and a Juris Doctor degree in 1966 from the School of Law (Boalt Hall), University of California, Berkeley.
Mr. Cohan brings his vast knowledge and attention to detail to our Board as an attorney with extensive experience in handling regulatory matters. Mr. Cohan has served on several boards of directors including International DisplayWorks, Inc., which had Chinese operations. Mr. Cohan provides our Board with a critical legal perspective regarding domestic and international operations as well as corporate governance issues, which he has developed throughout his legal experience as a practicing attorney.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
THE NOMINEES LISTED ABOVE.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF CORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Our Board has adopted and is submitting for stockholder approval an amendment to our Amended and Restated Articles of Incorporation (the “Articles”) to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares to permit the full conversion of the Series A Preferred Stock into shares of common stock and provide available shares for other general corporate purposes. Pursuant to the laws of California, our state of incorporation, the Board must adopt any amendment to the Articles and submit the amendment to stockholders for their approval. The affected text of Article 3 of the Articles as it is proposed to be amended to increase the authorized shares of common stock is attached to this proxy statement as Appendix A.
Reasons for Proposal 2
The principal purposes of this proposal is to authorize approximately 79,180,063 additional shares of common stock to allow the Series A Preferred Stock to be fully converted into common stock and an additional 70,819,937 additional shares to be available to provide future flexibility to our Board. By voting on this proposal, we are not asking for, and a vote should not be considered as asking for, approval of the issuance of the Series A Preferred Stock, which is already issued and outstanding, or the conversion of the Series A Preferred Stock. The availability of additional shares of common stock is particularly important in the event that our Board determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking Stockholder approval in connection with any potential issuance of common stock of which we have none contemplated at this time other than as described above. We believe that the flexibility afforded by the additional shares described above is in the best interests of Stockholders in light of current market and economic conditions.
Background
On January 5, 2011, we entered into a Stock Purchase Agreement (the “Purchase Agreement”) with LDK Solar Co., Ltd., a company incorporated under the laws of Cayman Islands (“LDK”), in connection with the sale and issuance by us to LDK of 20,000,000 shares of Series A Preferred Stock and 42,835,947 shares common stock, among other things. On January 10, 2011, we issued to LDK 42,835,947 shares of common stock for an aggregate purchase price equal to $10,708,987. On March 30, 2011, we issued to LDK 20,000,000 shares of Series A Preferred Stock for an aggregate purchase price equal to $22,227,669.
Each share of Series A Preferred Stock has a dividend preference equal to $0.04 per annum and shall automatically be converted into approximately 4.44552 shares of common stock (subject to adjustments) upon amending our Articles to increase the authorized number of shares of common stock in an amount sufficient to effect the conversion of the Series A Preferred Stock. The aggregate number of shares sold to LDK constitutes seventy percent (70%) of the issued and outstanding common stock of the Company on an as converted, fully-diluted basis.
We will not issue any fractional shares of common stock upon conversion but will instead either round up to the nearest whole share or make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Board.
As of March 30, 2011, the Company did not have sufficient authorized but unissued shares of common stock available to effect the conversion in full of the outstanding Series A Preferred Stock. Further, no shares are currently reserved for issuance upon conversion of the Series A Preferred Stock. Full conversion of the 20,000,000 outstanding shares of Series A Preferred Stock would result in the issuance of 79,180,063 shares of common stock

Other Reasons for Proposal 2
Another reason for the proposal is to make shares of common stock available for use in connection with strategic opportunities such as acquiring accretive businesses and entering into joint ventures and other creative partnering arrangements, or for capital-raising. We believe the increase in authorized shares of common stock is desirable to provide maximum flexibility with respect to our ability to effect strategic transactions or augment our capital in the future.
We currently have no specific plans or understandings with respect to the issuance of any common stock except as described in this proxy statement. Approval of the amendment to our Articles would, in certain circumstances, permit such issuances to be taken without the delays and expense associated with obtaining stockholder approval at that time, except to the extent required by applicable state law or stock exchange listing requirements for the particular transaction. Unless required by applicable state law or stock exchange listing requirement, we do not currently expect to seek stockholder approval prior to the issuance of any of the additional authorized shares and any such issuances will be determined by the Board in its sole discretion. Although the availability of additional shares of common stock provides flexibility in carrying out corporate purposes, the increase in the number of shares of authorized common stock could make it more difficult for a third party to acquire a majority of our outstanding voting stock and could also result in the issuance of a significant number of shares to one or more investors in transactions that may not require stockholder approval.
Effects of the Increase
If the stockholders approve Proposal 2, the Company will amend Article 3 of the Articles to increase the number of authorized shares of common stock as described above. If adopted by the stockholders, the increase will become effective on the filing and effectiveness of the Certificate of Amendment to the Articles with the Secretary of State of the State of California.
Possible Disadvantages of Stockholder Approval of the Increase
The increase in the authorized number of shares of common stock not used for the conversion of the Series A Preferred Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares, including the issuance of common stock upon the conversion of the Series A Preferred Stock, could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders. The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.
Advantages of Stockholder Approval of the Increase
Approval of the proposed increase of authorized common stock will permit full conversion of the Series A Preferred Stock, which will simplify and clarify our capital structure. The availability of additional shares of common stock will also give us maximum flexibility to pursue strategic opportunities such as acquiring accretive businesses and entering into joint ventures and other creative partnering arrangements, and to raise equity capital. These advantages of approving this Proposal 2 will all serve to advance the goals of our business strategy.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under California corporate law with respect to the proposed amendment to the Articles to increase the number of authorized shares of common stock, and the Company will not independently provide the stockholders with any such right.

Required Vote and Recommendation of the Board of Directors
In accordance with California law, approval and adoption of an amendment to our Articles to increase the number of authorized shares of our common stock requires the affirmative vote of at least a majority of the Company’s issued and outstanding shares entitled to vote either in person or by proxy at the Annual Meeting.
     If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have the same effect as AGAINST votes.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL 3 — APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF CORPORATION TO EFFECT REVERSE STOCK SPLIT
Overview
          Our Board has unanimously approved an amendment to our Articles to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio ranging from one-for-three (1:3) to one-for-five (1:5). You are now being asked to vote upon this amendment to our Articles. Should we receive the required stockholder approval, the Board will have the sole authority to elect, at any time prior to March 31, 2012: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares of our common stock, between and including three and five, which will be combined into one share of our common stock. The Board believes that providing the flexibility for the Board to choose an exact split ratio based on then-current market conditions is in the best interests of the Company and its stockholders. Even with stockholder approval of this proposal, the Board would not be obligated to pursue the reverse stock split. Rather, the Board would have the flexibility to decide whether or not a reverse stock split (and at what ratio) would be in the best interests of the Company.
          The text of the form of proposed amendment to our Articles, which assumes the Board determines to implement the reverse stock split, is attached hereto as Appendix B. By approving this Proposal No. 3, stockholders will approve a series of amendments to our Articles pursuant to which any whole number of outstanding shares between and including three and five could be combined into one share of common stock, and authorize the Board to file only one such amendment, as determined by the Board in the manner described herein, and to abandon each amendment not selected by the Board. The Board may also elect not to undertake any reverse stock split.
          If approved by the stockholders, and following such stockholder approval, the Board determines that effecting a reverse stock split is in the best interests of the Company and its stockholders, the reverse stock split will become effective upon filing one such amendment with the Secretary of State of the State of California. The amendment filed thereby will contain the number of shares selected by the Board within the limits set forth in this proposal to be combined into one share of common stock.
          Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of the Company’s common stock would remain unchanged at $0.0001 per share. The amendment would not change the number of authorized shares of common stock. Accordingly, the reverse stock split will have the effect of creating additional authorized and unreserved shares of our common stock. Except for the conversion of Series A Preferred Stock described in Proposal 2, we currently have no other current plans, arrangements or understandings providing for the issuance of additional shares that would be made available for issuance upon effectiveness of the reverse stock split, these additional shares may be used by us for various purposes in the future without further stockholder approval. These purposes may include, among other things:
•	raising capital;
•	providing equity incentives to our employees, officers or directors;
•	establishing strategic relationships with other companies; and
•	expanding our business or product lines through the acquisition of other businesses or products.
          Certain of our officers and directors have an interest in this reverse split as a result of their ownership of shares of our stock, as set forth in the section entitled “Stock Ownership of Certain Beneficial Owners and Management ” below.
Reasons for the Reverse Stock Split

          The Board believes that a reverse stock split is desirable for a number of reasons. Primarily, the Board believes that a reverse stock split may enable the Company to meet the initial listing requirements of the NYSE-Amex. Additionally, the Board of Directors believes that a reverse stock split could improve the marketability and liquidity of the common stock.
          Listing on the NYSE-Amex. In the near future, we plan to seek a listing of our common stock on a national securities exchange such as NYSE-Amex or NASDAQ. Eligibility for listing on a national exchange is subject to a number of criteria, such as public float, minimum share price, number of stockholders, market capitalization, net income and other factors. We currently meet most, but not all, of the listing criteria for NYSE-Amex. One of the listing requirements that we do not currently meet is that we have a minimum per share price of $2.00 or $3.00, depending on the specific eligibility determination used. We believe that the reverse split will increase our ability to meet the minimum share price requirement at such time, if ever, that we meet the other listing criteria and the Board determines it is in the best interest of the Company to apply for listing on such exchange.
          Potential Increased Investor Interest. The Board also believes that the increased market price of the common stock expected as a result of implementing a reverse stock split will improve the marketability and liquidity of the common stock and will encourage interest and trading in the common stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
          The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.
Risks of Proposed Reverse Stock Split
          The proposed reverse stock split may not increase our stock price, which would prevent us from realizing some of the anticipated benefits of the reverse stock split. The Board expects that a reverse stock split of our common stock will increase the market price of our common stock so that the Company could meet the initial listing requirements of the NYSE-Amex. However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that the per share price of our common stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the minimum bid price required for listing with NYSE-Amex for a sustained period of time, nor that the reverse split would result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. The market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. In addition, there can be no assurance that we will be qualified to meet other continued listing requirements of NYSE-Amex even if the market price per post-reverse stock split share of our common stock remains in excess of the required minimum bid price per share.

          The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our common stock may be harmed by the proposed reverse split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.
          Even if we effect a reverse stock split, the market price of our common stock may decrease due to factors unrelated to the stock split. The market price of the common stock would also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the reverse stock split.
Board Discretion to Implement the Reverse Stock Split
          If the reverse stock split is approved by the stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (with an exchange ratio determined by the Board as described above) is in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including meeting the listing requirements for NYSE-Amex, existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of California not to effect the reverse stock split prior to March 31, 2012. If the Board of Directors fails to implement any of the reverse stock splits prior to March 31, 2012, stockholder approval again would be required prior to implementing any reverse stock split.
Principal Effects of the Reverse Stock Split
          After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of common stock. However, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that whole shares will be exchanged in lieu of fractional shares as described below). Proportionate voting rights and other rights and preferences of the holders of common stock will not be affected by the proposed reverse stock split (except to the extent that whole shares will be exchanged in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold approximately 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split (except to the extent that whole shares will be exchanged in lieu of fractional shares as described below).
          The following tables contains approximate information relating to the common stock under the proposed reverse stock split ratios, without giving effect to any adjustments for fractional shares of common stock, as of April 13, 2011. Table 1 assumes that Proposal 2 is not approved. Table 2 assumes that Proposal 2 is approved and the Series A Preferred Stock is fully converted.
TABLE 1

			NUMBER OF SHARES OF
	NUMBER OF SHARES OF	NUMBER OF SHARES OF	COMMON STOCK
	COMMON STOCK	COMMON STOCK ISSUED	AUTHORIZED BUT
STATUS	AUTHORIZED	AND OUTSTANDING	UNISSUED
Pre-Reverse Split	100,000,000	95,128,523	4,871,477
Post- Reverse Split 1:3	100,000,000	31,709,508	68,290,492
Post- Reverse Split 1:4	100,000,000	23,782,131	76,217,869
Post- Reverse Split 1:5	100,000,000	19,025,705	80,974,295

TABLE 2

			NUMBER OF SHARES OF
	NUMBER OF SHARES OF	NUMBER OF SHARES OF	COMMON STOCK
	COMMON STOCK	COMMON STOCK ISSUED	AUTHORIZED BUT
STATUS	AUTHORIZED	AND OUTSTANDING	UNISSUED
Pre-Reverse Split	250,000,000	174,308,586	75,691,414
Post- Reverse Split 1:3	250,000,000	58,102,862	191,897,138
Post- Reverse Split 1:4	250,000,000	43,577,147	206,422,853
Post- Reverse Split 1:5	250,000,000	34,861,717	215,138,283
          The proposed reverse stock split will also reduce the number of shares of common stock available for issuance under the Company’s 2006 Equity Incentive Plan, in proportion to the exchange ratio selected by the Board within the limits set forth in this proposal. The Company also has outstanding stock options pursuant to which shares of common stock will be issued or released upon exercise or vesting, as applicable, under one or more of the foregoing plans or agreements. Under the terms of the applicable stock plan and/or award agreements, the number of shares subject to outstanding stock options will be proportionately reduced by the exchange ratio selected by the Board within the limits set forth in this proposal. In addition, the exercise price of each outstanding stock option will be proportionately increased by the exchange ratio selected by the Board within the limits set forth in this proposal.
          If the proposed reverse stock split is implemented, it will increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.
Effective Date
          The proposed reverse stock split would become effective on the date of filing of a Certificate of Amendment to the Articles with the office of the Secretary of State of the State of California. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio determined by the Board within the limits set forth in this proposal.
Treatment of Fractional Shares
          No scrip or fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split, will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number.
Effect on Non-registered Stockholder
          Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by the Company for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
Exchange of Stock Certificates
          If the reverse stock split is authorized by the stockholders, and the Board elects to implement the reverse split, stockholders will be notified as soon as practicable after the effective date that the reverse split has been effected. The Company’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for post-reverse split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse split share certificates, including those representing whole shares to be issued in lieu of fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
          STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
          The par value per share of common stock would remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on the Company’s balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.
No Appraisal Rights
          Our stockholders are not entitled to dissenters’ or appraisal rights under California corporate law with respect to the proposed amendments to the amended and restated articles of incorporation to effect the reverse split, and the Company will not independently provide the stockholders with any such right.
Material Federal U.S. Income Tax Consequence of the Reverse Stock Split
          The following is a summary of certain material United States federal income tax consequences of the reverse stock split to the Company’s stockholders. This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. This summary also assumes you are a United States holder (defined below) who has held, and will hold, shares of common stock as a “capital asset,” as defined in the Internal Revenue Code of

1986, as amended (i.e., generally, property held for investment). Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split) including, without limitation, the exercise of options or rights to purchase common stock in anticipation of the reverse stock split.
          The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one of more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
          The following discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service could adopt a contrary position. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split.
          No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares of common stock for post-reverse stock split shares of common stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
Required Vote and Recommendation of the Board of Directors
          In accordance with California law, approval and adoption of an amendment to our Articles to implement a reverse stock split of our common stock requires the affirmative vote of at least a majority of the Company’s issued and outstanding shares entitled to vote either in person or by proxy at the Annual Meeting.
          If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have the same effect as AGAINST votes.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
DECREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
          Our Board has unanimously approved an amendment to our Articles to reduce the authorized shares of Common Stock to 120,000,000 shares. Should we receive the required stockholder approval, the reduction in the authorized shares of Common Stock will occur if, and only if, Proposal No. 3 has been approved by the stockholders of the Company and the Board has elected, prior to December 31, 2011 to effect a reverse stock split at a ratio ranging from one-for-three (1:3) to one-for-five (1:5).
          The Board believes that reducing the authorized number of shares of common stock upon the effectiveness of a reverse split as discussed in Proposal No. 3 is in the best interests of the Company and its stockholders. Even with stockholder approval of this proposal, the Board of Directors would not be obligated to pursue the reverse stock split. Rather, directors would have the flexibility to decide whether or not a reverse stock split (and at what ratio) would be in the best interests of the Company.
          The Company is asking stockholders to vote on two proposals separately: the reverse stock split in Proposal No. 3 and the reduction in the number of authorized shares of common stock in this Proposal No. 4. There are four possible voting outcomes for these proposals: (1) stockholders approve both proposals; (2) stockholders approve the reverse stock split but do not approve the reduction in the number of authorized shares of common stock; (3) stockholders approve the reduction in the number of authorized shares of common stock but do not approve the reverse stock split; or (4) stockholders do not approve either proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE BOTH PROPOSALS.
The Board will take action based on the actual voting outcome as follows:
Stockholders approve both proposals. If the stockholders approve both proposals, the Board would, in its discretion, be able to effect the reverse stock split and the number of authorized shares of common stock would be automatically reduced to 120,000,000 shares with no further action by the Board, by causing a Certificate of Amendment of the Articles in the form attached hereto as Appendix C to be filed with the Secretary of State of the State of California. The Board may determine in its discretion not to effect the reverse stock split, in which case the reduction in the number of authorized shares of common stock would also not occur and the Board would not file the amendment to the Articles. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split and the reduction in the number of authorized shares of common stock.
Stockholders approve the reverse stock split but not the reduction in the number of authorized shares of common stock. If the stockholders approve the proposal to effect the reverse stock split, but do not approve the reduction in the number of authorized shares of Common Stock, the Board may effect the reverse stock split without a corresponding reduction in the number of authorized shares of common stock. The Board may determine in its discretion not to effect the reverse stock split if the Board determines that the reverse stock split would not be in the best interests of the Company and its stockholders. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.
Stockholders approve the reduction in the number of authorized shares of Common Stock but not the reverse stock split. The Board will not implement a reduction in the number of authorized shares of common stock without a reverse stock split. If the stockholders approve only the reduction in the number of authorized shares of common stock, but not the proposal to effect the reverse stock split, the Board would not effect a reverse stock split or a reduction in the number of authorized shares of Common Stock.

Stockholders do not approve either proposal. If the stockholders do not approve either proposal, the Board would not have the authority to effect a reverse stock split or a reduction in the number of authorized shares of common stock.
Purpose of the Reduction in the Number of Authorized Shares of Common Stock in Connection with a Reverse Stock Split
          The Board believes that it is in the best interests of the Company and its stockholders to reduce the number of issued and outstanding shares through the reverse stock split described in Proposal No. 3, in which immediately following the completion of the reverse stock split, the number of shares of Common Stock issued and outstanding or held in treasury will be reduced to 120,000,000 shares.
          The Board believes it is appropriate to reduce the authorized number of shares of Common Stock to 120,000,000 shares, so that the reverse stock split does not result in a substantial increase in the amount of authorized but unissued shares of common stock and in the ratio of authorized but unissued shares of common stock to issued and outstanding shares of common stock.
          No further action on the part of stockholders will be required to either implement or abandon, if authorized by the stockholders, the reverse stock split and, if authorized by the stockholders, the reduction in the number of authorized shares of common stock. If the reverse stock split proposal is approved by stockholders and the Board determines to implement the reverse stock split, either with or without the reduction in the number of authorized shares of common stock, depending on stockholder authorization, the Company would communicate to the public, prior to the effective date of the reverse stock split, additional details regarding the reverse stock split and reduction in the authorized number of shares of common stock.
Effect on the Number of Authorized Shares
          Although the reverse stock split proposed in Proposal No. 3 will not affect the rights of stockholders or any stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares, if the stockholders approve the reverse stock split, but do not approve the corresponding reduction in the number of authorized shares of common stock, the number of authorized but unissued shares of common stock would increase substantially. The issuance in the future of authorized shares may have the effect of diluting the earnings per share and book value per share, and the stock ownership and voting rights of the currently outstanding shares of common stock. In addition, the increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect. The Company is not proposing the reverse stock split for the purpose of increasing the number of authorized shares of common stock and the Company does not currently have plans to issue any of the authorized shares of common stock. However, the Company could, subject to the Board’s fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of the Articles or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board.
Required Vote and Recommendation of the Board of Directors
          In accordance with California law, approval and adoption of an amendment to our Articles to decrease the authorized shares of our common stock requires the affirmative vote of at least a majority of the Company’s issued and outstanding shares entitled to vote either in person or by proxy at the Annual Meeting.
          If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have the same effect as AGAINST votes.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
          The Board has appointed KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The Board is submitting the appointment of KPMG as our independent registered public accounting firm for fiscal 2011 for stockholder ratification at the Annual Meeting.
          A representative of KPMG is expected to be present at the Annual Meeting. The KPMG representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from shareholders.
          Our Bylaws do not require that the shareholders ratify the appointment of KPMG as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the shareholders do not ratify the appointment, the Board will reconsider whether to retain KPMG, but may retain KPMG in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and our shareholders.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
PROPOSAL NO. 5.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
Security Ownership of Certain Beneficial Owners and Management
          The following table sets forth as of March 31, 2011, certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the class of equity security, (ii) each of our Directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned.

			Percentage
	Shares Beneficially		Beneficially
Name and Address of Beneficial Owner (1)	Owned		Owned
Xiaofeng Peng, Chairman of the Board of Directors 1290 Oakmead Parkway Sunnyvale, CA 94085	—		—
Jack Lai, Director 1290 Oakmead Parkway Sunnyvale, CA 90085	—		—
Stephen C. Kircher; Chief Executive Officer and Director 1115 Orlando Avenue Roseville, CA 95661	8,277,500	(2)	4.64%
Jeffrey G. Winzeler, Chief Financial Officer 1115 Orlando Avenue Roseville, CA 95661	60,000	(3)	*
D. Paul Regan, Director 1115 Orlando Avenue Roseville, CA 95661	198,254	(4)	*
Timothy B. Nyman, Director 8 Surf Drive Bristol, RI 02809	798,633	(5)	*
Ron Cohan, Director 1115 Orlando Avenue Roseville, CA 95661	204,848	(6)	*
Francis Chen, Director 1115 Orlando Avenue Roseville, CA 95661	175,000	(7)	*
Bradley J. Ferrell, Executive Vice President Strategic Sales 1115 Orlando Avenue Roseville, CA, 95661	1,248,300	(8)	*
Alan M. Lefko, Vice President Finance and Secretary 1115 Orlando Avenue Roseville, CA 95661	75,000	(9)	*
Robert Wood, Chief Operations Officer 1115 Orlando Avenue Roseville, CA 95661	231,250	(10)	*
All Executive Officers and Directors as a Group	11,268,785		6.32%
LDK Solar USA, Inc. 1290 Oakmead Parkway Sunnyvale, CA 94085	128,016,010	(11)(12)	71.8%
Total	139,284,795		78.1%

*	Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Includes 2,065,000 shares issued in the names of trusts established for the benefit of Mr. Kircher’s two sons and 100,000 shares issued to the Kircher Family Foundation, Inc., to each of which Mr. Kircher is the trustee. Also includes 112,500 shares underlying options, to the extent exercisable within 60 days. Includes 6,000,000 shares subject to a Voting Agreement related to the stock purchase by LDK Solar USA, Inc. (“LDK)”) whereby Mr. Kircher agreed to vote or cause to be voted 6,000,000 shares of Common Stock that he has the right to so vote in favor of the Amendment of the Company’s Articles of Incorporation authorizing the increase in the number of authorized shares of the Company so as to enable the conversion of the Series A Preferred Stock acquired by LDK in to shares of Common Stock.

(3)	Includes 60,000 shares of our common stock.

(4)	Includes 32,029 shares issued in the name of Mr. Regan’s firm and 26,225 shares underlying options exercisable within 60 days and 25,000 shares of common stock granted as restricted stock awards.

(5)	Includes 26,225 shares underlying options exercisable within 60 days, 25,000 shares of common stock granted as restricted stock awards.

(6)	Includes 100,000 shares issued in the name of trust, to which Mr. Cohan is a trustee. Also includes 26,225 shares underlying options, exercisable within 60 days and 25,000 shares of common stock granted as restricted stock awards.

(7)	Includes 20,000 shares underlying options, to the extent exercisable within 60 days and 25,000 shares of common stock granted as restricted stock awards.

(8)	Includes 137,500 shares underlying options, to the extent exercisable within 60 days.

(9)	Includes 15,000 shares issued in the name of trust, to which Mr. Lefko is a trustee. Also Includes 60,000 shares underlying options, to the extent exercisable within 60 days.

(10)	Includes 181,250 shares underlying options, to the extent exercisable within 60 days.

(11)	Includes 42,835,947 shares of our common stock issued in conjunction with the first closing of the Stock Purchase Agreement with LDK, the anticipated conversion of 20,000,000 shares of Series A Preferred stock in to 79,180,063 shares of common stock and 6,000,000 shares of common stock to which LDK has a beneficial ownership as a result of a Voting Agreement related to the stock purchase by LDK whereby Mr. Kircher agreed to vote or cause to be voted 6,000,000 shares of Common Stock that he has the right to so vote in favor of the Amendment of the Company’s Articles of Incorporation authorizing the increase in the number of authorized shares of the Company so as to enable the conversion of the Series A Preferred Stock acquired by LDK in to shares of Common Stock.

(12)	For the sum of $22,227,669, LDK purchased 20,000,000 shares of Series A Preferred Stock. To finance this transaction, LDK obtained a $23,000,000 loan (the “Loan”) from China Development Bank Corporation, Hong Kong Branch (the “Bank”), pursuant to a certain Facility Agreement, dated March 28 2011, by and between LDK and the Bank. As collateral for the Loan, LDK has pledged to the Bank all of its interests in its common stock of the Company, its 20,000,000 shares of Series A Preferred Stock and the common stock it is anticipated to obtain upon the conversion of the Series A Preferred.

Directors, Executive Officers and Significant Employees
          The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person. Our executive officers are appointed by our Board. Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of shareholders, death, resignation or removal by the Board. There are no family relationships among our directors, executive officers, director nominees or significant employees.

Person	Age	Position
Xiaofeng Peng	36	Chairman of the Board of Directors

Stephen C. Kircher	57	Chief Executive Officer and Director

Jack Lai	57	Director

Timothy B. Nyman	60	Director

Ronald A. Cohan	69	Director

D. Paul Regan	64	Director

Francis W. Chen	61	Director

Jeffrey G. Winzeler	51	Chief Financial Officer

Robert Wood	47	Chief Operations Officer

Bradley J. Ferrell	33	Executive Vice President Strategic Sales

Alan M. Lefko	63	Vice President Finance and Secretary
Biographies
The biographies of Messrs. Peng, Kircher, Lai, Nyman, Cohan, Regan and Chen can be found under Proposal 1 — Election of Directors.
Jeffrey G. Winzeler, age 51, the Company’s current Executive Vice President Project Finance, has been appointed as the Company’s Chief Financial Officer, effective as of March 18, 2011. Mr. Winzeler serves at-will with an annual compensation of $200,000, and other standard benefits afforded to all employees under various health plans and does not have an employment agreement with the Company. Jeffrey G. Winzeler was most recently employed by Premier Power, Inc. as its Executive Vice President Operations, from August 2, 2010 until March 11, 2011 when he returned to Solar Power, Inc. as our Executive Vice President Project Finance. Mr. Winzeler previously served as our Chief Financial Officer from December 31, 2007 until July 9, 2010. Prior to that he served as the President of our wholly owned subsidiary, Yes! Solar, Inc., from June 2007 through December, 2007, when he became our CFO. He joined Solar Power, Inc. in January 2007 to form our franchise subsidiary and operations. Previously Mr. Winzeler served as International DisplayWorks, Inc.’s Chief Operating Officer and Chief Financial Officer from January 2005 until January 2007. For 17 years prior to International DisplayWorks, Inc., he served as Group Controller for Intel Corporation in Folsom, California, where he was responsible for all fiscal aspects of the $2 billion Flash memory division, the Controller for the Penang, Malaysia-based Worldwide Assembly division, where he served as manufacturing controller, as controller at Intel’s largest eight-inch wafer manufacturing facility and as operations controller for facilities in Jerusalem and Haifa, Israel. Mr. Winzeler is a graduate of the University of Idaho where he majored in Finance. Mr. Winzeler is not a director of the Company, and does not serve on the Board of Directors of any other company.

Robert Wood has served as our Chief Operating Officer since 2009. He oversees and manages all aspects of our international operations including manufacturing, information technology, new product design, and development as well as the development and deployment of all operations strategies. Previously, Mr. Wood was our Chief Information Technology Officer. Prior to joining Solar Power, Inc. in 2007, Mr. Wood was one of the principle founders of Calnet Business Bank (CBB) and served as the Senior Vice President and Chief Technology Officer of the bank, where he oversaw technology development and strategic initiatives. As one of the founding members, Mr. Wood worked with CBB since its inception in early 2000 performing strategic consulting services to the pre-incorporation organization. Prior to CBB, Mr. Wood was the Senior Vice President and Director of Technology for River City Bank, where he led the technology efforts of the bank and designed and built an number of banking systems including the bank’s treasury management system.
Bradley J. Ferrell is our Executive Vice President Strategic Sales and previously served as our President of Commercial Sales since November, 2008. Previously he served as our Chief Operating Officer and Senior Vice President, Marketing and Sales since August 2006 and is one of the original founders of International Assembly Solutions, Limited (“IAS HK”). Since 2003, Mr. Ferrell was the Vice President of Sales and Marketing for International DisplayWorks, Inc. (IDW). In this role, he directed worldwide sales where he grew revenue from $10 million in 2001 to over $100 million in FY 2006. Mr. Ferrell began working for IDW in 2001 as a Production Coordinator with the primary focus on Hong Kong and China operations. In 2002, he was appointed Domestic Sales Manager. Prior to joining IDW, Mr. Ferrell worked as an analyst in the technology sector of a brokerage firm. Mr. Ferrell received his Bachelor of Arts in Economics from Southern Methodist University.
Alan M. Lefko has served as our Vice President of Finance since December 2006. Mr. Lefko has served as a director of IAS HK since May 2007. From July 2004 through December 2006 Mr. Lefko served as Vice President Finance and Corporate Secretary of International DisplayWorks, Inc, a manufacturer of liquid crystal displays and display modules. From February 2000 to July 2004 Mr. Lefko was Corporate Controller of International DisplayWorks, Inc. From July 1999 to January 2000, Mr. Lefko was the Chief Financial Officer of The Original Bungee Company (“Bungee”) in Oxnard, California, a manufacturer and distributor of stretch cord and webbing products. Mr. Lefko was responsible for the reorganization of Bungee’s financing structure, establishment of an asset based lending program and implementation of cost accounting systems and controls. From 1989 to 1999, Mr. Lefko served as Chief Financial Officer and Controller of Micrologic, a manufacturer and distributor of Global Positioning Systems and Vikay America, Inc., a subsidiary of Vikay Industrial (Singapore) Limited, based in Chatsworth, California. Mr. Lefko has a BA degree in Business Administration and Accounting from California State University, Northridge, California.
Executive Compensation
Compensation Philosophy
          The Compensation Committee (the “Committee”) is charged with the evaluation of the compensation of the executive officers of the Company and its affiliates (and their performance relative to their compensation) and to assure that they are compensated effectively in a manner consistent with the compensation strategy and resources of the Company, competitive practice, and the requirements of the appropriate regulatory bodies.
          Our Compensation Committee, comprised of independent directors, evaluates and determines compensation philosophy and executive compensation. Our compensation philosophy has the following basic components: (1) establish competitive base salary to attract qualified talent, and (ii) evaluate performance and grant performance-based bonuses that may include equity and cash components. We try to establish executive compensation base salaries to allow us to remain competitive in our industry and to attract and retain executives of a high caliber. Similarly, we try to align a component of annual compensation to performance and achievement of Company objectives in an effort to retain highly motivated executives who are focused on performance. We review other public reports and take into account the compensation paid to executives at similarly situated companies, both within and outside of our industry, when determining and evaluating our compensation philosophy and compensation levels. Company performance, including, but not limited to, earnings, revenue growth, cash flow, and continuous improvement initiatives is a significant part of our evaluation and compensation levels.
We do not have any employment agreements, nor do we have severance terms or provisions for executive officers.
Compensation Table
The following table provides information concerning compensation earned by our current named executive officers including the options and restricted stock awards. A column or table has been omitted if there was no compensation awarded to, earned by or paid to any of the named executive officers or directors required to be reported in such table or column in the respective fiscal year.
Summary Compensation Table

Name and							All Other
Principal				Stock	Option Awards		Compensation
Position	Year	Salary ($)	Bonus ($)	Awards ($)	($)		($)		Total ($)

Stephen C. Kircher, Chief Executive Officer and Director (1)	2010	200,000	—	—	103,000	(2)	—		303,000
	2009	180,000	126,900	—	4,590	(3)	—		311,490

Bradley J. Ferrell, Executive Vice President	2010	150,000	—	—	51,500	(5)	217,932	(7)	419,432
	2009	150,000	—	—	4,590	(6)	95,806	(7)	250,396

Robert Wood, Chief Operations Officer	2010	165,000	—	—	74,275	(8)	—		239,275
	2009	150,000	80,858	—	4,590	(9)	—		235,448

(1)	Mr. Kircher is our principal executive officer

(2)	Reflects 200,000 five-year service-based options granted to Mr. Kircher to purchase our common stock at an exercise price of $1.24 with four-year vesting terms. As of December 31, 2010, none of these five-year options were vested. The options were fair-valued using the Black-Scholes valuation model.

(3)	Reflects 10,000 five-year service-based options granted to Mr. Kircher to purchase our common stock at an exercise price of $0.74 and a four year vesting terms. As of December 31, 2010, 2,500 of these five-year options were vested. The options were fair-valued using the Black-Scholes valuation model.

(4)	Reserved.

(5)	Reflects 100,000 five-year service-based options granted to Mr. Ferrell to purchase our common stock at an exercise price of $1.24 with four-year vesting terms. As of December 31, 2010, none of these five-year options were vested. The options were fair-valued using the Black-Scholes valuation model.

(6)	Reflects 10,000 five-year service-based options granted to Mr. Ferrell to purchase our common stock at an exercise price of $0.74 with four-year vesting terms. As of December 31, 2010 2,500 of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

(7)	Reflects sales commissions paid to Mr. Ferrell.

(8)	Reflects 230,000 five-year service-based options granted to Mr. Wood to purchase our common stock at an exercise price between $0.23 and $1.24 with four-year vesting terms. As of December 31, 2010, none of the five-year options were vested. The options were fair-valued using the Black-Scholes valuation model.

(9)	Reflects 10,000 five-year service-based options granted to Mr. Wood to purchase our common stock at an exercise price of $0.74 with four-year vesting terms. As of December 31, 2010, 2,500 of the five-year options were vested. The options were fair-valued using the Black-Scholes valuation model.

Grants of Plan-Based Awards for 2010
          The following table provides information relating to stock options awarded during the fiscal year ended December 31, 2010:

			All Other Stock	Exercise or
			Awards:	Base Price of	Grant Date
			Number of	Option	Value of
		Date of	Shares of Stock	Awards	Stock Option
Name	Gant Date	Meeting	or Units (#)	($/SH) (1)	Awards (2)
Stephen C. Kircher	1/4/2010	12/9/2009	200,000	$1.24	$47,000
Bradley J. Ferrell	1/4/2010	12/9/2009	100,000	$1.24	$23,500
Robert A. Wood	1/4/2010	12/9/2009	75,000	$1.24	$17,625
	10/1/2010	9/21/2010	155,000	$0.23	$35,650

(1)	The exercise price of the options is equal to the closing market price of the common stock on the grant date

(2)	The grant date value of stock option awards is the fair value as of the date of grant using the Black-Scholes valuation model.
Outstanding Equity Awards at Fiscal Year End
The following table summarizes the options awards granted to each of the named executive officer identified above in the summary compensation table above pursuant to our Equity Incentive Plan. No stock options were exercised in the last fiscal year.
Outstanding Equity Awards at Fiscal Year-End

										Equity
										incentive	Equity
										plan	incentive
										awards:	plan awards:
				Equity					Market	Number	Market or
				incentive plan					value of	of	payout
				awards:					shares or	unearned	value of
				Number of				Number	unites of	shares,	unearned
	Number of		Number of	securities				of shares	stock	units or	shares, units
	securities		securities	underlying				or units	that have	other	or other
	underlying		underlying	unexercised		Option	Option	of stock that have	not	rights that	rights that
	unexercised options (#)		unexercised options (#)	unearned		exercise price	expiration	not	vested	have not	have not
Name	Exercisable		Un-exercisable	options (#)		($)	date	vested (#)	($)	vested (#)	vested ($)

Stephen C. Kircher	50,000	(1)	—	100,000	(1)	$1.00	12/28/2011	—	—	—	$—
	5,000	(3)	—	5,000	(3)	$1.25	4/1/2013	—	—	—	$—
	2,500	(5)	—	7,500	(5)	$0.74	3/30/2014	—	—	—	$—
	—	(6)	—	200,000	(6)	$1.24	1/4/2015	—	—	—	$—
Bradley J. Ferrell	100,000	(1)	—	100,000	(1)	$1.00	12/28/2011	—	—	—	$—
	5,000	(3)	—	5,000	(3)	$1.25	4/1/2013	—	—	—	$—
	2,500	(5)	—	7,500	(5)	$0.74	3/30/2014	—	—	—	$—
	—	(6)	—	100,000	(6)	$1.24	1/4/2015	—	—	—	$—
Robert Wood	75,000	(1)	—	75,000	(1)	$1.00	5/9/2012	—	—	—	$—
	2,500	(3)	—	7,500	(3)	$1.25	4/1/2013	—	—	—	$—
	2,500	(5)	—	7,500	(5)	$0.74	3/30/2014	—	—	—	$—
	—	(6)	—	75,000	(6)	$1.24	1/4/2015	—	—	—	$—
	—	(7)	—	155,000	(7)	$0.23	10/1/2015	—	—	—	$—

(1)	Reflects options granted to Messrs. Kircher, Winzeler, Lefko, Lindstrom and Ferrell of 100,000 serviced-based five-year options, with the exception of Mr. Lefko and Mr. Kircher who were granted 50,000 service-based options, to purchase our common stock at an exercise price of $1.00. As of December 31, 2010, 100% of the options vested. Additionally, Messrs. Kircher, and Ferrell were each granted 100,000 performance-based options to purchase common stock at an exercise price of $1.00 per share, which options shall vest at either 0% or 100% upon approval of the Compensation Committee, depending on whether certain cumulative revenue goals were met over the period.

(2)	Reserved

(3)	Reflects options granted to Messrs. Kircher, Winzeler, Ferrell and Wood of 10,000 service-based five-year options, with the exception of Mr. Lefko who was granted 8,000 service-based five-year options, to purchase our common stock at an exercise price of $1.25. As of December 31, 2010, 50% of these options have vested.

(4)	Reflects 100,000 service-based five-year options granted to Mr. Winzeler to purchase our common stock at an exercise price of $0.60. As of December 31, 2010 25% of these options have vested.

(5)	Reflects 10,000 service-based five-year options to purchase our common stock granted to Messrs. Kircher, Winzeler, Ferrell, and Wood and 8,000 service-based five-year options to purchase our common stock at an exercise price of $0.74. As of December 31, 2010, 25% of these options have vested.

(6)	Reflects 200,000 service-based, five-year options granted to Mr. Kircher, 100,000 service-based five-year options granted to Mr. Ferrell and 75,000 service-based five-year options granted to Mr. Wood to purchase our common stock at an exercise price of $1.24. As of December 31, 2010, none of these options have vested.

(7)	Reflects 155,000 service-based five-year options granted to Mr. Wood to purchase our common stock at an exercise price of $0.23. As of December 31, 2010, none of these options have vested.
Long-Term Incentive Plans-Awards in Last Fiscal Year
We do not currently have any long-term incentive plans.
Compensation of Directors
All our non-employee directors earned director compensation in 2010 in the form of quarterly retainers and committee chairman retainers as set forth in the following table:

Quarterly retainer	$3,000
Annual Audit Committee Chairman	$5,000
Annual Audit Committee Vice Chairman	$2,500
Compensation Committee Chairman	$3,000
Governance & Nominating Committee Chairman	$3,000
          In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.
          Additionally, each of our independent Directors receive 25,000 restricted shares of our common stock when they join the Board that vest 25% over four years.

Director Compensation
     The following table sets forth the compensation received by each of the Company’s non-employee Directors. Each non-employee director is considered independent under NASD listing standards.
     Stephen C. Kircher, the Chief Executive Officer of the Company received no additional compensation for serving on the Board. His compensation is described in the Summary Compensation Table above.

				Non-Equity	Non-qualified
	Fees Earned or Paid			Incentive Plan	Deferred	All Other
Name	in Cash	Stock Awards ($)	Option Awards ($)	Compensation ($)	Compensation ($)	Compensation ($)	Total ($)
Ronald A Cohan	$33,500	$—	$4,700	$—	$—	$—	$38,200
D. Paul Regan	$30,000	$—	$4,700	$—	$—	$—	$34,700
Timothy B. Nyman	$25,000	$—	$4,700	$—	$—	$—	$29,700
Francis Chen	$25,000	$—	$4,700	$—	$—	$—	$29,700
Role of the Board; Corporate Governance Matters
Board Leadership Structure
          The Board does not have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.
          The Board believes that its current leadership structure, with Mr. Kircher serving as chief executive officer and Mr. Peng serving as board chairman, is appropriate. This structure ensures a greater role for the non-employee directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the chief executive officer to focus on the management of the Company’s day-to-day operations.
          Pursuant to the Company’s governance guidelines, whenever the chairman is an employee of the Company, the Board elects a lead director from its independent directors. The lead director is currently Ronald Cohan. The chairman and chief executive officer consults periodically with the lead director on Board matters and on issues facing the Company. In addition, the lead director serves as the principal liaison between the chairman of the board and the independent directors and presides at an executive session of non-management directors held at each regularly scheduled board meeting. Even though our chairman, Mr. Peng, is not an employee of the Company, Mr. Peng is not considered independent under NASD standards. Because of this, we intend to continue our use of a lead independent director.
Risk Oversight
          In its oversight role, the Board annually reviews the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing the Company. The Board also has overall responsibility for executive officer succession planning and reviews succession planning efforts each year. The Board oversees risk management as a whole but also delegates certain risk management oversight responsibility to the Board committees in certain instances. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies. In this regard, the Company’s chief audit executive prepares annually a comprehensive risk assessment report and reviews that report with the Audit Committee each year. This report identifies the material business risks (including strategic, operational, financial reporting and compliance risks) for the Company as a whole and identifies the controls that respond to and mitigate those risks. The Company’s management regularly evaluates these controls, and the chief audit executive periodically reports to the Audit Committee regarding their design and effectiveness. The Audit Committee also receives annual reports from management on the Company’s ethics program and on environmental compliance. The Finance Committee regularly reviews with management the Company’s financial arrangements, capital structure and the Company’s ability to access the capital markets. The Nominating and Governance Committee annually reviews the Company’s corporate governance guidelines and their implementation. Each committee regularly reports to the full Board.
Committees of the Board of Directors
          Our Board of Directors consists principally of independent directors, as determined by Rule 4200 of the National Association of Securities Dealers’ (NASD) listing standards. Further, the Board of Directors operates under a Board Governance Policy, which can be viewed at the Company website www.spisolar.com. In addition, the Board of Directors has created the following committees, the members of which are independent. The Board of Directors met 5 times during our 2010 fiscal year, and each member of the Board attended all meetings.
Audit Committee & Audit Committee Report
          The Audit Committee of the Board makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter can be viewed at the Company website www.spisolar.com. The Audit Committee consists of three independent directors as determined by NASD listing standards. The Audit Committee met 4 times in fiscal year 2010, and all members of the Audit Committee attended all meetings held.
Audit Committee Financial Expert. The members of the Audit Committee are Mr. D. Paul Regan (Audit Committee Chairman), Mr. Ronald A. Cohan and Mr. Francis W. Chen. Mr. D. Paul Regan is independent and qualified as an Audit Committee Financial Expert.
          In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
          The Audit Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
          After review and discussions mentioned above, the Board recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K.
Audit Committee
D. Paul Regan
Ronald A. Cohan
Francis W. Chen

Compensation Committee
          The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board. The members of the Compensation Committee were Mr. Ronald A. Cohan (Compensation Committee Chairman), Mr. Timothy B. Nyman and Mr. Francis W. Chen. The Compensation Committee Charter can be viewed at the Company website www.spisolar.com. The Compensation Committee seeks input on certain compensation policies from the Chief Executive Officer, and reviews comparable compensation of similarly situated companies in related industries in determining compensation. The Compensation Committee has delegated authority to the executive team with respect to compensation awards pursuant to written plans and guidelines. These guidelines were approved by the Compensation Committee and the Board of Directors. The Compensation Committee met 1 time during fiscal year 2010, and each member of the Compensation Committee attended the meeting.
Governance & Nominating Committee; Diversity
          The Governance & Nominating Committee prepares governance guidelines and makes recommendations to our Board with respect to modification of those policies, assessment of potential new board members backgrounds and qualifications, and annual review of existing members, review and assessment of any waivers under our Ethics Policy, and reviews and makes recommendations with respect to any shareholder proposals. The members of the Governance & Nominating Committee are Mr. Ronald A. Cohan and Mr. Timothy B. Nyman. The Governance and Nominating Committee Charter can be viewed at the Company website www.spisolar.com. The Governance & Nominating Committee met 1 time during our fiscal year 2010, and all members of the committee attended the meeting held.
          Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, their diversity of viewpoint and background, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
          Although we do not have a formal policy in place, we consider diversity, among other factors, to identify our nominees for the Board. We view diversity broadly to include diversity of experience, skills and viewpoint as well as more traditional diversity concepts. In sum, we strive to assemble a diverse Board that is strong in its collective knowledge and that also consists of individuals who bring a variety of complementary attributes and skills to the Board such that the Board, taken as a whole, has the necessary and appropriate skills and experience to provide an enriched environment. The needs of the Board and the factors that the Governance and Nominating Committee considers in evaluating candidates are reassessed on an annual basis, when the committee’s charter is reviewed.
          In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. According to our Bylaws, nominations of persons for election to the Board may be made by any stockholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. Such stockholder’s notice shall set forth (a) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder.
          Proposals for candidates to be evaluated by the Board must be sent to the Corporate Secretary, 1115 Orlando Avenue, Roseville, CA 95661-5247.
          Shareholders may send communications to the Board by mail to the Chairman of the Board, Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661.
Section 16 Beneficial Ownership Reporting Compliance
          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. We believe that all reports required by section 16(a) for transactions in the year ended December 31, 2010 were filed timely with the exception of one Form 3 for Mr. Robert A. Wood, our newly appointed Chief Operating Officer which was late due to a clerical error.
Director Independence
          D. Paul Regan, Timothy Nyman, and Ronald Cohan are independent directors as defined by NASD standards.
Legal Proceedings
          There are no material legal proceedings during the last 10 years to which any of our directors, officers or affiliates, or any owner of record or beneficially of more than 5% of our outstanding common stock, or security holder is a party, is a party adverse to us or has a material interest adverse to us except as disclosed herein.
Relationship with Independent Registered Public Accounting Firm
          As discussed above, under Proposal 4 — Ratification of Appointment of Independent Registered Public Accountants, we have appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for our fiscal year 2011. We expect a representative of KPMG to be present at the Annual Meeting of Shareholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.
Principal Accountant Fees and Services
          The following table shows the fees paid or accrued by us for service through December 31, 2010 for the audit and other services provided Macias Gini & O’Connell LLP (“Macias”), Perry-Smith LLP (“Perry-Smith”), and BDO Limited (“BDO”) and for tax services provided by Wealth and Tax Advisory Services, Inc. (“WTAS”) for the fiscal periods shown.

	December 31, 2010				December 31, 2009
	Macias Gini				Macias Gini
	O’Connell	Perry-Smith	BDO Hong Kong	WTAS	O’Connell	BDO Hong Kong	WTAS
Audit Fees	$37,430	$73,895	$37,200	$—	$145,000	$37,200	$—
Audit-related fees	$62,643		$—	$—	$100,720	$—	$—
Tax-related fees	$—		$—	$59,700	$—	$—	$57,000
All other fees	$—	$—	$—	$—	$—	$—	$—
Audit Fees
          Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.
Audit-Related Fees
          Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.
Tax Fees
          Tax Fees shown above all related to the preparation of our corporate tax returns.
All Other Fees
          Fees for services rendered by former auditor in connection with the filing of our registration statements with the Securities and Exchange Commission
Pre-Approval Policies
          The Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm. The Audit Committee pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2009. The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
Code of Ethics
          We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at our website at www.solarpowerinc.net.
Stockholder Proposals
          Proposals by shareholders intended to be presented at the 2012 Annual Meeting of Shareholders must be received by us not later than January 6, 2012, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
          For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on February 25, 2012, and advise shareholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on February 25, 2012.

     Notices of intention to present proposals at the 2012 Annual Meeting should be addressed to the Corporate Secretary, Solar Power Inc., 1115 Orlando Avenue, Roseville, California 95661. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information
     The Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including audited financial statements, has been mailed to shareholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
     Additional copies of our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2010 will be provided to shareholders without charge upon request. Shareholders should direct any such requests to Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661-5247, Attention: Alan M. Lefko, Vice President Finance and Secretary.
     Shareholders may send communications to the Board of Directors to Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661-5247, Attention: Alan M. Lefko, Vice President Finance and Secretary.
Other Matters
     The board does not intend to bring any other business before the meeting, and the board is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders. However, if any other matters are properly presented at the Annual Meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders’ your proxy (one of the individuals named on your proxy card).
ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR TO VOTE BY PROXY VIA TELEPHONE OR THE INTERNET. SHAREHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By	Order of the Board of Directors

Alan M. Lefko, Corporate Secretary

_________, 2011

APPENDIX A
FORM OF AMENDMENT OF AMENDED AND RESTATED
ARTICLES OF INCORORATION OF
SOLAR POWER, INC.
     Article Three of the Articles of Incorporation of the Corporation shall be amended to read in full as follows:
          “THIRD: This corporation is authorized to issue two classes of shares designated “Common Stock” and “Preferred Stock,” respectively. The total number of shares of Common Stock this corporation is authorized to issue is Two Hundred and Fifty Million (250,000,000), par value $0.0001 per share, and the total number of shares of Preferred Stock this corporation is authorized to issue is Twenty Million (20,000,000), par value $0.0001 per share.
          Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

APPENDIX B
FORM OF AMENDMENT OF AMENDED AND RESTATED
ARTICLES OF INCORORATION OF
SOLAR POWER, INC.
     Article Three of the Articles of Incorporation of the Corporation shall be amended by adding a new paragraph after the second paragraph of Article Three to read as follows:
          “Effective as of 5:00pm, Pacific time, on the date this Amendment of Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of California, each [either three (3), four (4) or five (5)] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one (1) share of Common Stock shall be entitled to receive one (1) whole share of Common Stock, as of the date this Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of California.”

APPENDIX C
FORM OF AMENDMENT OF AMENDED AND RESTATED
ARTICLES OF INCORORATION OF
SOLAR POWER, INC.
     Article Three of the Articles of Incorporation of the Corporation shall be amended to read in full as follows:
          “THIRD: This corporation is authorized to issue two classes of shares designated “Common Stock” and “Preferred Stock,” respectively. The total number of shares of Common Stock this corporation is authorized to issue is One Hundred Twenty Million (120,000,000), par value $0.0001 per share, and the total number of shares of Preferred Stock this corporation is authorized to issue is Twenty Million (20,000,000), par value $0.0001 per share.
          Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

PROXY	PROXY
Solar Power, Inc.
1115 Orlando Avenue
Roseville, California 95661
Telephone: (916) 745-0900
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     The undersigned hereby appoints Steve Kircher and Joe Bedewi as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Solar Power, Inc. held of record by the undersigned as of _______, 2011, at the Annual Meeting of Shareholders to be held at Solar Power, Inc. Corporate Headquarters, 1115 Orlando Avenue, Roseville, California 95661-5247, at __:00 .m., (PDT), on ______, 2011, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. ☑
1. Election of Directors to serve until the Annual Meeting of Shareholders for the fiscal year 2010.

Nominees
X. Aofeng Peng	☐	FOR	☐	AGAINST	☐	ABSTAIN
Steve C. Kircher	☐	FOR	☐	AGAINST	☐	ABSTAIN
D. Paul Regan	☐	FOR	☐	AGAINST	☐	ABSTAIN
Jack Lai	☐	FOR	☐	AGAINST	☐	ABSTAIN
Timothy B. Nyman	☐	FOR	☐	AGAINST	☐	ABSTAIN
Ronald A. Cohan	☐	FOR	☐	AGAINST	☐	ABSTAIN
Francis W. Chen	☐	FOR	☐	AGAINST	☐	ABSTAIN
2.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split.

☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to decrease the number of authorized shares of common stock

☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ABOVE PROPOSALS.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.
Dated: _______________, 2011
NAME OF REGISTERED STOCKHOLDER
SIGNATURE
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NAME OF REGISTERED STOCKHOLDER
SIGNATURE
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Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.